UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                               ___________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of Report (Date of earliest event
                           reported) November 14, 2005
                            ___________________________

                           GIBRALTAR INDUSTRIES, INC.
               __________________________________________________
             (Exact name of registrant as specified in its charter)

          Delaware                     0-22462               16-1445150
  ___________________________     __________________     ___________________
 (State or other jurisdiction        (Commission            (IRS Employer
       of incorporation)              File Number)       Identification No.)

                              3556 Lake Shore Road
                                  P.O. Box 2028
                   Buffalo, New York          14219-0228
                           __________________________
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code (716) 826-6500
                           ___________________________


Item 7.01 Regulation FD Disclosure

The Registrant is filing under Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 through Exhibit 99.2 to this report. This information has not been previously reported to the public.

This information is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.



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Item 9.01 - Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired - None

         (b)      Pro Forma Financial Information - None

         (c)      Exhibits

                  99.1 - Disclosure concerning operational factors that the Registrant's management believes could affect the Registrant's business.

                  99.2 - Certain historical and pro forma financial data, including certain pro forma financial data that gives effect to the recent acquisition of Alabama Metal Industries Corporation ("AMICO").

                  99.3 - Certain selected historical financial data of AMICO and related management's discussion and analysis of results of operations.

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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: November 14, 2005
                                           GIBRALTAR INDUSTRIES, INC.

                                            /S/  David W. Kay
                                           _________________________________
                                           Name:  David W. Kay
                                           Title: Chief Financial Officer

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


EXHIBIT INDEX.

99.1 Disclosure concerning operational factors that the Registrant's management believes could affect the Registrant's business.

99.2 Certain historical and pro forma financial data, including certain pro forma financial data that gives effect to the recent acquisition of Alabama Metal Industries Corporation ("AMICO").

99.3 Certain selected historical financial data of AMICO and related management's discussion and analysis of results of operations.


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